UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 30, 2015

ISIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2855 Gazelle Court
Carlsbad, CA 92010
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (760) 931-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Bylaws.

On June 30, 2015, the Board of Directors (the “Board”) of Isis Pharmaceuticals, Inc. (the “Company”) approved the amendment and restatement of the Company’s bylaws (as amended and restated, the “Bylaws”), effective immediately, in order to add a forum selection provision for the adjudication of certain disputes. The new provision, set forth in Article XV of the Bylaws, provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another state court located within the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation (as may be amended from time to time) or the Bylaws (as may be amended from time to time); and (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

The description of the Bylaws set forth above is qualified in its entirety by reference to the full and complete Bylaws, a copy of which is attached to this report as Exhibit 3.1 and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Isis held its Annual Meeting of Stockholders on June 30, 2015.  The stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement dated May 15, 2015.

Proposal 1:	Election of directors to hold office until the 2018 Annual Meeting:

	FOR	WITHHELD	BROKER NON-VOTES
Breaux B. Castleman	77,962,275	776,948	23,456,504
Frederick T. Muto	71,820,742	6,918,481	23,456,504

The Company’s stockholders elected the foregoing candidates, by affirmative votes by a majority of the votes of the shares represented in person or by proxy at the meeting and entitled to vote in the election of Directors.

Proposal 2:	Approve an amendment to the Isis Pharmaceuticals, Inc. 2011 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
70,922,269	7,611,423	205,531	23,456,504

The Company’s stockholders approved the foregoing proposal.

Proposal 3:	Approve an amendment to the Isis Pharmaceuticals, Inc. Amended and Restated 2002 Non-Employee Directors’ Stock Option Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
66,907,012	11,615,809	216,402	23,456,504

The Company’s stockholders approved the foregoing proposal.

Proposal 4:	Approval, on an advisory basis, of the compensation paid to the Company’s executive officers, including the following resolution:

“RESOLVED, that Isis’ stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
76,803,604	1,661,946	273,673	23,456,504

The Company’s stockholders approved the foregoing proposal.

Proposal 5:	Ratify the Audit Committee's selection of Ernst & Young LLP as independent auditors for our 2015 fiscal year:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
101,160,877	503,428	531,422	0

The Company’s stockholders approved the foregoing proposal.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Isis Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Isis Pharmaceuticals, Inc.

Dated: July 2, 2015	By:	/s/ Patrick R. O’Neil
Patrick R. O’Neil
Sr. Vice President, Legal and General Counsel
Corporate Secretary

INDEX TO EXHIBITS

3.1	Amended and Restated Bylaws of Isis Pharmaceuticals, Inc.